UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 16, 2008
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                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                             0-29709                 23-3028464
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


271 Main Street, Harleysville, Pennsylvania                        19438
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (215) 256-8828
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                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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(a)   Not applicable.

(b) On April 16, 2008, David J. Friesen, a director of Harleysville Savings Financial Corporation (the "Company"), advised the Company that he would not stand for reelection as a director when his term expires at the next annual meeting of stockholders, which is scheduled to be held in January 2009.

(c)   Not applicable.

(d)   Not applicable.

(e)   Not applicable.

(f)   Not applicable.





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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     HARLEYSVILLE SAVINGS FINANCIAL CORPORATION


                                     By:  /s/Brendan J. McGill
                                          -----------------------------------
                                     Name:   Brendan J. McGill
                                     Title:  Senior Vice President and
                                              Chief Financial Officer

Date:  April 17, 2008









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